[GRAPHIC OMITTED]

Smith Barney
Small Cap Blend
Fund, Inc.

------------------
SEMI-ANNUAL REPORT
------------------

June 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
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

Smith Barney Small Cap
Blend Fund, Inc.

================================================================================
Smith Barney Small Cap Blend Fund, Inc.
Average Annual Total Returns
June 30, 1998

                                               Without Sales Charges(1)
                                       -----------------------------------------
                                       Class A(2)       Class B       Class L(3)
================================================================================
Six Months+                               5.27%           4.89%          4.89%
--------------------------------------------------------------------------------
One-Year                                 23.93           22.17          22.17
--------------------------------------------------------------------------------
Five-Year                                16.33             N/A            N/A
--------------------------------------------------------------------------------
Since Inception++                        11.52           22.11          22.86
================================================================================

                                                 With Sales Charges(4)
                                       -----------------------------------------
                                       Class A(2)       Class B       Class L(3)
================================================================================
Six Months+                               0.01%          (0.11)%         2.82%
--------------------------------------------------------------------------------
One-Year                                 17.69           17.17          20.00
--------------------------------------------------------------------------------
Five-Year                                15.16             N/A            N/A
--------------------------------------------------------------------------------
Since Inception++                        10.84           18.17          21.69
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. Current total return information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

(4) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997 dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the current maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively. The Fund operated as a closed-end fund until June 23, 1997.

================================================================================
The Smith Barney Small Cap Blend Fund, Inc. ("Fund") seeks long-term capital appreciation by investing primarily in the common stock of companies with relatively small market-capitalization.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------
One of the key investment themes in the second quarter of 1998 was a flight to quality and small-cap growth stocks with stable earnings growth. These stocks performed the best during the last month of the period under review. In general, both price and earnings momentum were key factors that were successful in predicting relative performance among the different types of small-cap stocks during this time.

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter............................................ 1

Historical Performance........................................ 4

Smith Barney Small Cap Blend Fund, Inc. at a Glance........... 6

Schedule of Investments....................................... 7

Statement of Assets and Liabilities.......................... 14

Statement of Operations...................................... 15

Statements of Changes in Net Assets.......................... 16

Notes to Financial Statements................................ 17

Financial Highlights......................................... 21

Additional Shareholder Information........................... 23

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]             [PHOTO OMITTED]

HEATH B.                    SANDIP A.
MCLENDON                    BHAGAT, CFA

Chairman                    Vice President

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Small Cap Blend Fund, Inc. ("Fund") for the period ended June 30, 1998. In this letter, we comment on the market during the first and second quarters of 1998 and briefly outline how the Fund is managed. A detailed summary of performance and current holdings can be found in the sections that follow.

A Style Pure Fund

The Smith Barney Small Cap Blend Fund is a Style Pure Fund. The mutual funds in the Style Pure Series are Smith Barney Mutual Funds that are the basic building blocks for asset allocation. Other than for the purposes of maintaining minimal cash or responding to extraordinary market conditions, each Style Pure Series Fund attempts to be fully invested 100% of the time in its designated asset classes and its designated investment style.

Performance Update and Investment Strategy

For the six months ended June 30, 1998, the total return on Fund's Class A shares was 5.27%. In comparison, the Russell 2500 Index had a total return of 5.66% during the same period. (The Russell 2500 Index is a broad-based index representing smaller U.S. public companies.) As we discuss in greater detail in the following sections, small capitalization stocks continued to lag their large cap counterparts during the reporting period and the Fund's performance reflected this trend.

To briefly review our investment style, the Fund is managed according to two related investment approaches. First, the Fund seeks to provide investors with reliable exposure to the small-cap universe. Second, the Fund seeks to achieve consistent outperformance relative to this broad universe. The Fund attempts to fulfill both of these missions at the same time - by combining the reliability of relative performance tied to an index and the value-added benefits of active management.

In the management of this Fund, we do not try to time the market by moving in and out of stocks and into cash. Neither do we try to guess which industry groups will set the world on fire based on economic expectations. Moreover, we do not favor one stock-selection style at the expense of others. While any one of these approaches may work from time to time, they may tend to run hot and cold. Periods of good performance can be followed by dry spells. With the Small Cap Blend Fund, our goal is to deliver more consistent performance relative to the market for small-cap stock investing.

In the quantitative stock selection model employed in the Fund, we ask three basic questions about the small-cap companies we follow: "Are earnings growing at a steady and consistent pace?" "Is the stock valuation attractive relative to potential earnings growth and when compared with other similar companies?" And finally "Is the recent price trend likely to persist or reverse? If the answer to all of these questions is "yes," we then apply fundamental research based on our understanding of each company's business prospects and management. If a stock passes all these tests, then it is likely to be overweighted in the Fund's portfolio relative to the Russell 2500 Index.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        1

Economic and Market Overview

In April 1998, stock market volatility increased significantly. A seesaw pattern in stock prices persisted throughout the month, and stock prices remained virtually unchanged at the end of April from a month earlier. Renewed concerns over Asia and slower earnings growth rocked the stock market in May. Moreover, several companies provided early guidance about lower second quarter earnings during May and June. Investors, already concerned about the record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices fell from their highs by as much as 50%. The greater incidence of negative earnings pre-announcements in the small cap universe in May made the month challenging for many small cap stock managers.

Small capitalization stocks continued to have a rough time in June. In particular, cyclical market sectors with exposure to Asia performed poorly. The Russell 2500 Index did advance, but only by about 0.1%, compared to the nearly 4% return for the S&P 500 Index. Small-cap growth stocks (i.e., those with higher price/earnings ratios) did better than small-cap value stocks during June, reversing an earlier trend.

Within the small-cap universe, traditional growth sectors such as technology, health care, and consumer-related industries performed the best in the second quarter of 1998 against the backdrop of a strong domestic economy. A stable interest rate environment also helped the performance of the utilities sector. On the other hand, small-cap energy stocks performed the worst in response to weak oil prices, continuing a trend that started at the beginning of 1998.

While it is impossible to time the pivot points in investment cycles, the earnings recovery that will eventually follow the current slowdown in earnings could well provide the catalyst for a small cap rally.

One of the key investment themes in the second quarter of 1998 was a flight to quality and small-cap growth stocks with stable earnings growth. These stocks performed the best during the last month of the period under review. In general, both price and earnings momentum were key factors that were successful in predicting relative performance among the different types of small-cap stocks during this time.

Portfolio Review

The second quarter of 1998 was a tale of two cities for the Fund. The Fund did not perform as well in April and May, but it did recover nicely in June due primarily to stock picks in the technology sector. One of the Fund's biggest winners in technology in June was Lycos, an independent Internet company with a popular search engine. Lycos is now a possible acquisition target and the company recently entered into an agreement with bookseller Barnes & Noble to market their books on-line.

Within the technology sector, software and information technology companies such as Computer Horizons, Ciber Inc. and Keane Inc. did well while the performance of hardware, semiconductor and capital goods companies with exposure to Asia lagged. As examples of such weakness, Cohu Inc., a large manufacturer of semiconductor test equipment, lost ground and Dexter Corp., which pre-announced weak second quarter earnings because of weakness in Asian markets, created a drag on the Fund's performance.

The Fund's holdings in the health care, consumer discretionary and financial services sectors for the most part held their own in the second quarter of 1998. We maintain a well-diversified portfolio in the Fund and we continue to emphasize stocks for which we see improved earnings trends and reasonable valuations.

Market Outlook

The outlook for small cap stocks continues to present several interesting contrasts. A number of positive factors currently argue in favor of small cap stocks. After a sustained period of underperformance, small-cap stocks are trading at lower valuations than large-cap stocks. They are also expected by many investment professionals to grow earnings more rapidly than their large-cap counterparts for calendar year 1998. On top of these fundamental factors, the recent reduction in the capital gains tax rate creates another structural positive for small cap stocks.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Despite these positives, we suspect that small cap stocks have struggled for a couple of reasons. The recent turmoil in global markets and economies has triggered a classic flight to quality where the safest, most liquid dollar-denominated assets such as Treasury bonds and large cap U.S. stocks have performed well. Also, in line with conventional wisdom on business cycle investing, investors have favored large cap and growth stocks in these later stages of the current economic expansion.

In closing, thank you for investing in the Smith Barney Small Cap Blend Fund, Inc. We look forward to helping you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Sandip A. Bhagat, CFA

Heath B. McLendon                   Sandip A. Bhagat, CFA
Chairman                            Vice President

July 27, 1998

Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

--------------------------------------------------------------------------------
 Top Ten Holdings*                                           As of June 30, 1998
--------------------------------------------------------------------------------

 1. Legato Systems, Inc                                                     0.8%
--------------------------------------------------------------------------------

 2. Lycos, Inc.                                                             0.8
--------------------------------------------------------------------------------

 3. CIBER Inc.                                                              0.7
--------------------------------------------------------------------------------

 4. Safeskin Corp.                                                          0.7
--------------------------------------------------------------------------------

 5. Arterial Vascular Engineering, Inc.                                     0.7
--------------------------------------------------------------------------------

 6. Total Renal Care Holdings, Inc., Class A Shares                         0.6
--------------------------------------------------------------------------------

 7. Allegiance Corp.                                                        0.6
--------------------------------------------------------------------------------

 8. Keane, Inc.                                                             0.6
--------------------------------------------------------------------------------

 9. Theragenics Corp.                                                       0.6
--------------------------------------------------------------------------------

10. Network Appliance, Inc.                                                 0.6
--------------------------------------------------------------------------------

* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                          Net Asset Value
                                    ----------------------------
                                    Beginning             End               Income                Capital Gain              Total
Period Ended                        of Period          of Period           Dividends              Distributions           Returns(1)
====================================================================================================================================
6/30/98                              $13.68             $14.24               $0.00                    $0.16                 5.27%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.30              13.68                0.04                     1.98                28.25
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              12.15              12.30                0.04                     2.00                20.56
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              11.78              12.15                0.11                     1.94                18.90
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              12.50              11.78                0.05                     0.09                (4.36)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                              11.49              12.50                0.01                     0.00                 8.90
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                              10.34              11.49                0.05                     0.00                11.71
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                               9.32              10.34                0.14                     0.79                22.69
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/90                11.12               9.32                0.37                     0.00               (12.66)
====================================================================================================================================
  Total                                                                      $0.81                    $6.96
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                          Net Asset Value
                                    ----------------------------
                                    Beginning             End               Income                Capital Gain              Total
Period Ended                        of Period          of Period           Dividends              Distributions           Returns(1)
====================================================================================================================================
6/30/98                              $13.52             $14.02               $0.00                    $0.16                 4.89%+
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                13.34              13.52                0.01                     1.98                16.73+
====================================================================================================================================
  Total                                                                      $0.01                    $2.14
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                          Net Asset Value
                                    ----------------------------
                                    Beginning             End               Income                Capital Gain              Total
Period Ended                        of Period          of Period           Dividends              Distributions           Returns(1)
====================================================================================================================================
6/30/98                              $13.51             $14.01               $0.00                    $0.16                 4.89%+
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                13.24              13.51                0.01                     1.98                17.53+
====================================================================================================================================
  Total                                                                      $0.01                    $2.14
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                          Net Asset Value
                                    ----------------------------
                                    Beginning             End               Income                Capital Gain              Total
Period Ended                        of Period          of Period           Dividends              Distributions           Returns(1)
====================================================================================================================================
6/30/98                              $13.63             $14.22               $0.00                    $0.16                 5.51%+
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                13.87              13.63                0.04                     0.00                (1.42)+
====================================================================================================================================
  Total                                                                      $0.04                    $0.16
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                               Without Sales Charge(1)
                                    --------------------------------------------
                                    Class A(2)   Class B     Class L     Class Y
================================================================================
Six Months Ended 6/30/98+              5.27%       4.89%      4.89%       5.51%
--------------------------------------------------------------------------------
Year Ended 6/30/98                    23.93       22.17      22.17         N/A
--------------------------------------------------------------------------------
Five Years Ended 6/30/98              16.33         N/A        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 6/30/98            11.52       22.11      22.86        4.01+
================================================================================

                                                 With Sales Charge(3)
                                    --------------------------------------------
                                    Class A(2)   Class B     Class L     Class Y
================================================================================
Six Months Ended 6/30/98+              0.01%      (0.11)%       2.82%     5.51%
--------------------------------------------------------------------------------
Year Ended 6/30/98                    17.69       17.17        20.00       N/A
--------------------------------------------------------------------------------
Five Years Ended 6/30/98              15.16         N/A          N/A       N/A
--------------------------------------------------------------------------------
Inception* through 6/30/98            10.84       18.17        21.69      4.01+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 6/30/98)                            150.93%
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/98)                             22.44
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                             23.28
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                              4.01+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.

(2) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the current maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        5

--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Blend Fund, Inc. vs. Russell 2500 Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               Smith Barney
                                Small Cap          Russell
                               Blend Fund        2500 Index
                               ----------        ----------
                1/23/90           9,496            10,000
                12/90             8,294            11,592
                12/91            10,718            14,084
                12/92            11,369            16,528
                12/93            12,381            19,435
                12/94            11,806            22,904
                12/95            14,640            28,612
                12/96            17,650            34,812
                12/97            22,635            43,293
                6/30/98          23,829            45,743

+ Hypothetical illustration of $10,000 invested in the Fund at inception on January 23, 1990, assuming reinvestment of dividends and capital gains, if any, through June 30, 1998. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos & Transportation             5.1%
Consumer Discretionary            20.7%
Consumer Staples                   2.3%
Financial Services                14.3%
Health Care                        9.5%
Integrated Oil                     0.9%
Materials & Processing             7.1%
Other Energy                       4.6%
Producer Durables                  6.0%
Real Estate                        7.2%
Technology                        15.7%
Utilities                          6.6%

* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase Agreement, Warrants and U.S. Treasury Bills        2.5%
Common Stock                                                 97.5%


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

   SHARES                             SECURITY                           VALUE
================================================================================
COMMON STOCK -- 97.5%

Autos & Transportation -- 4.9%
   31,200     Airborne Freight Corp.                                $  1,090,050
   19,300     Arvin Industries, Inc.                                     700,831
   26,900     Avondale Industries, Inc.*                                 742,272
   25,900     C.H. Robinson Worldwide, Inc.                              644,262
   20,200     CNF Transportation, Inc.                                   858,500
   27,700     GATX Corp.                                               1,215,338
   22,400     J.B. Hunt Transport Services, Inc.                         798,000
   37,600     Mesaba Holdings, Inc.*                                     864,800
   22,300     Motivepower Industries, Inc.*                              546,350
   24,400     Navistar International Corp.*+                             704,550
   32,200     Overseas Shipholding Group, Inc.                           656,075
   41,450     Swift Transportation Co., Inc.*                            821,228
   29,900     US Freightways Corp.                                       982,028
--------------------------------------------------------------------------------
                                                                      10,624,284
--------------------------------------------------------------------------------
Consumer Discretionary -- 20.2%
   13,500     Abercrombie & Fitch Co.*+                                  594,000
   32,400     ADVO Inc.*                                                 913,275
   23,000     Apollo Group, Inc., Class A Shares*+                       760,437
   18,500     Bed Bath & Beyond, Inc.*+                                  958,531
   37,200     Brinker International, Inc.*                               716,100
   38,150     The Buckle, Inc.*                                        1,125,425
   19,700     Coach USA, Inc.*+                                          898,812
   15,740     Consolidated Graphics, Inc.*                               928,660
   24,100     Cort Business Services Corp.*                              759,150
   23,100     Cox Radio, Inc.*                                           999,075
   31,100     Daisytek International Corp.*                              791,106
   50,000     Darden Restaurants, Inc.                                   793,750
   33,400     Data Processing Resources Corp.*                         1,037,487
   30,300     Delia's, Inc.*+                                            473,437
   16,000     Ethan Allen Interiors, Inc.                                799,000
   43,800     Fairfield Communities, Inc.*                               840,412
   51,000     Family Dollar Stores, Inc.+                                943,500
   47,130     Foodmaker, Inc.*                                           795,319
   21,900     Footstar, Inc.*                                          1,051,200
   37,200     Fossil, Inc.*                                              925,350
   31,000     Fruit of The Loom, Inc.*+                                1,028,812
   31,800     Furniture Brands International, Inc.*                      892,387
   41,600     Garden Ridge Corp.*                                        806,000
   34,000     Genesco Inc.*+                                             554,625
   29,100     Guitar Center, Inc.*                                       876,637
   33,500     Herbalife International, Inc.+                             824,937
   33,300     International Game Technology                              807,525
   19,900     Jacor Communications Inc.*+                              1,174,100
   58,000     Mail-Well, Inc.*+                                        1,257,875
   28,980     The Men's Wearhouse, Inc.*                                 956,340
   18,400     Meredith Corp.                                             863,650
   36,210     Merrill Corp.                                              798,883
   29,500     Mohawk Industries, Inc.*                                   934,781
   31,300     The North Face Inc.*+                                      751,200


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

   SHARES                             SECURITY                           VALUE
================================================================================
Consumer Discretionary -- 20.2% (continued)
   26,400     Ogden Corp.                                           $    730,950
   42,350     Outdoor Systems Inc.*+                                   1,185,800
   22,900     Petersen Companies Inc.*                                   586,813
   17,900     Pillowtex Corp.                                            718,238
   27,800     Rayovac Corp.*                                             630,713
   53,960     Rio Hotel & Casino Inc.*                                 1,018,495
   33,231     Romac International Inc.*                                1,009,392
   17,100     Ross Stores, Inc.                                          735,300
   37,100     Safeskin Corp.*+                                         1,525,738
   15,500     St. John Knits Inc.+                                       598,688
   41,800     Signature Resorts, Inc.*+                                  689,700
   36,850     Sonic Corp.*                                               824,519
   17,700     Staffmark Inc.*                                            648,263
   52,640     Stride Rite Corp.                                          792,890
   15,971     USA Networks Inc.*                                         401,271
   32,500     VWR Scientific Products Corp.*                             800,313
   40,535     Wolverine World Wide, Inc.                                 879,103
--------------------------------------------------------------------------------
                                                                      43,407,964
--------------------------------------------------------------------------------
Consumer Staples -- 2.2%
   16,300     Canandaigua Brands, Inc.*                                  801,756
   13,700     Earthgrains Co.                                            765,487
   21,300     International Multifoods Corp.                             585,750
   27,700     Interstate Bakeries Corp.+                                 919,294
   23,000     Smithfield Foods, Inc.*                                    701,500
   17,520     Suiza Foods Corp.*+                                      1,045,725
--------------------------------------------------------------------------------
                                                                       4,819,512
--------------------------------------------------------------------------------
Financial Services -- 14.0%
   26,200     Amerus Life Holdings, Inc.                                 848,225
   21,875     Associated Banc-Corp                                       823,047
   13,000     Astoria Financial Corp.+                                   695,500
   19,700     Bay View Capital Corp.                                     625,475
   43,210     Brenton Banks, Inc.                                        883,104
    7,600     CCB Financial Corp.                                        807,500
   14,100     CMAC Investment Corp.                                      867,150
   14,200     Centura Banks, Inc.                                        887,500
   15,900     Chartwell Re Corp.                                         468,056
   20,900     City National Corp.                                        771,994
   19,900     Eaton Vance Corp.                                          921,619
   36,400     Enhance Financial Services Group, Inc.+                  1,228,500
   19,900     Everest Reinsurance Holdings, Inc.                         764,906
    9,300     Executive Risk, Inc.                                       685,875
   23,100     Fidelity National Financial, Inc.                          919,669
   15,800     Financial Security Assurance Holdings, Ltd.+               928,250
   34,400     First Republic Bank*                                     1,242,700
   16,300     Firstfed Financial Corp.*                                  847,600
   19,800     FIRSTPLUS Financial Group, Inc.*+                          712,800
   22,500     GBC Bancorp                                                596,250
   26,800     HCC Insurance Holdings, Inc.                               589,600
    8,975     International Bancshares Corp.                             593,472


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

   SHARES                             SECURITY                           VALUE
================================================================================
Financial Services -- 14.0% (continued)
   19,200     Legg Mason, Inc.                                      $  1,105,200
   15,750     Liberty Financial Companies, Inc.                          543,375
    9,900     Life Re Corp.                                              811,800
   23,600     Mercantile Bankshares Corp.                                821,575
   17,366     Mutual Risk Management, Ltd.+                              632,774
   24,700     National Commerce Bancorporation                         1,034,313
   43,800     Peoples Heritage Financial Group, Inc.                   1,034,775
   48,000     Republic Bancorp, Inc.                                     906,000
   22,000     Selective Insurance Group, Inc.                            492,938
   10,800     Trans Financial, Inc.                                      619,650
   31,600     20th Century Industries                                    906,525
   32,500     United Bankshares, Inc.                                  1,109,063
   19,700     Webster Financial Corp.                                    655,025
   22,300     Westamerica Bancorporation                                 716,388
   19,300     Zions Bancorporation                                     1,025,313
--------------------------------------------------------------------------------
                                                                      30,123,506
--------------------------------------------------------------------------------
Health Care -- 9.2%
   26,230     Allegiance Corp.                                         1,344,287
   36,600     Alpharma, Inc.+                                            805,200
   42,000     Arterial Vascular Engineering, Inc.*                     1,501,500
   53,250     Beverly Enterprises, Inc.*                                 735,516
   21,000     Bindley Western Industries, Inc.                           693,000
   26,800     Cooper Cos., Inc.*                                         976,525
   32,400     Datascope Corp.*                                           860,625
   36,100     Genesis Health Ventures, Inc.*+                            902,500
  154,380     Gensia Sicor Inc.*                                         617,520
   23,400     Health Care & Retirement Corp.*                            922,837
   29,400     Lincare Holdings, Inc.*+                                 1,236,638
   51,000     Mariner Health Group, Inc.*                                847,875
   15,900     MiniMed Inc.*                                              832,763
   63,400     Novacare, Inc.*                                            744,950
   16,000     Renal Care Group, Inc.*                                    705,000
   31,600     Res-Care, Inc.*+                                           582,625
   23,000     Schein Pharmaceutical, Inc.*                               612,375
   50,500     Theragenics Corp.*                                       1,316,156
   39,433     Total Renal Care Holdings, Inc., Class A Shares*         1,360,439
   22,400     Trigon Healthcare, Inc.*                                   810,600
   13,300     VISX, Inc.*                                                791,350
   29,500     Wesley Jessen VisionCare, Inc.*                            682,188
--------------------------------------------------------------------------------
                                                                      19,882,469
--------------------------------------------------------------------------------
Integrated Oil -- 0.9%
   19,000     Murphy Oil Corp.                                           963,063
   30,000     Valero Energy Corp.                                        997,500
--------------------------------------------------------------------------------
                                                                       1,960,563
--------------------------------------------------------------------------------
Materials & Processing -- 7.0%
   31,700     AK Steel Holding Corp.                                     566,637
   15,500     AptarGroup, Inc.                                           963,906
   35,000     Crompton & Knowles Corp.                                   881,562


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

   SHARES                             SECURITY                           VALUE
================================================================================
Materials & Processing -- 7.0%  (continued)
   61,500     Gaylord Container Corp.*                              $    472,781
   10,900     H.B. Fuller Co.                                            604,269
   29,559     Hexcel Corp.*+                                             668,772
   31,000     IMCO Recycling, Inc.                                       573,500
   52,630     International Specialty Products, Inc.*                    980,234
   10,500     Lone Star Industries, Inc.+                                809,156
   24,000     Martin Marietta Materials, Inc.                          1,080,000
   43,300     NL Industries, Inc.+                                       866,000
   15,500     OM Group, Inc.                                             639,375
   23,000     Reliance Steel & Aluminum Co.                              888,375
   20,900     Simpson Manufacturing Co., Inc.*                           807,263
   10,400     Southdown, Inc.+                                           742,300
   34,600     Steel Dynamics, Inc.*                                      480,075
   49,300     Terra Industries, Inc.                                     443,700
   22,000     Tower Automotive, Inc.*+                                   943,250
    8,600     Tredegar Industries, Inc.                                  729,925
   16,000     USG Corp.*+                                                866,000
--------------------------------------------------------------------------------
                                                                      15,007,080
--------------------------------------------------------------------------------
Other Energy -- 4.5%
   20,200     Atwood Oceanics, Inc.*                                     804,212
   27,200     BJ Services Co.*+                                          790,500
   11,600     Cliffs Drilling Co.*                                       380,625
   48,250     Cross Timbers Oil Co.                                      919,766
   13,700     Devon Energy Corp.+                                        478,644
   22,800     Dexter Corp.                                               725,325
   59,700     EEX Corp.*                                                 559,687
   30,600     Forcenergy, Inc.*                                          545,062
   18,800     Hanover Compressor Co.*                                    508,775
   40,300     Marine Drilling Co., Inc.*                                 644,800
   25,700     Newfield Exploration Co.*                                  639,288
   33,900     Pool Energy Services Co.*                                  500,025
   29,600     Seagull Energy Corp.*                                      490,250
   41,690     Swift Energy Co.*+                                         664,434
   21,200     Veritas DGC, Inc.*                                       1,058,675
--------------------------------------------------------------------------------
                                                                       9,710,068
--------------------------------------------------------------------------------
Producer Durables -- 5.8%
   13,720     Aeroquip-Vickers, Inc.                                     800,905
   29,200     AGCO Corp.                                                 600,425
   47,200     Berg Electronics Corp.*                                    923,350
   19,300     The B.F. Goodrich Co.                                      957,762
   17,100     C&D Technologies, Inc.                                     991,800
   25,900     Comfort Systems USA, Inc.*                                 605,412
   22,600     Cordant Technologies, Inc.                               1,042,425
   22,300     Graco, Inc.                                                777,712
   26,700     Jacobs Engineering Group, Inc.*                            857,738
   25,500     Kaufman & Broad Home Corp.                                 809,625
   13,800     Kennametal, Inc.                                           576,150
   13,597     Lennar Corp.                                               401,112
   10,500     Precision Castparts Corp.                                  560,438
   21,300     Robbins & Myers, Inc.+                                     619,031


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

   SHARES                             SECURITY                           VALUE
================================================================================
Producer Durables -- 5.8% (continued)
   20,900     U.S. Home Corp.*                                      $    862,125
   27,800     Watts Industries, Inc., Class A Shares                     580,325
   19,200     ZERO Corp.                                                 544,800
--------------------------------------------------------------------------------
                                                                      12,511,135
--------------------------------------------------------------------------------
Real Estate -- 7.0%
   21,900     Arden Realty, Inc.                                         566,662
   26,324     Avalon Bay Communities, Inc.                             1,000,312
   17,300     Cousins Properties, Inc.                                   516,837
   57,000     Equity Inns, Inc.                                          751,687
   21,500     Felcor Suite Hotels, Inc.                                  674,562
   23,100     First Industrial Realty Trust, Inc.                        733,425
   38,200     Glenborough Realty Trust, Inc.                           1,007,525
   16,000     Health Care Properties Investors, Inc.                     577,000
    2,290     Horizon Group Properties, Inc.*                             15,100
   14,900     LaSalle Partners, Inc.*                                    663,050
   37,700     Liberty Property Trust                                     963,706
   21,800     Mack-Cali Realty Corp.                                     749,375
   18,800     Mid-America Apartment Communities, Inc.                    494,675
   25,500     NVR, Inc.*+                                              1,047,094
   38,400     Nationwide Health Properties, Inc.*                        916,800
   45,800     Prime Retail, Inc.                                         546,738
   43,930     Reckson Associates Realty Corp.                          1,037,846
      274     Reckson Services Industries, Inc.*                             909
   22,300     Regency Realty Corp.                                       560,288
   44,410     Security Capital Pacific Trust*                            999,225
   15,700     Spieker Properties, Inc.                                   608,375
   21,200     Trammell Crow Co.*                                         708,875
--------------------------------------------------------------------------------
                                                                      15,140,066
--------------------------------------------------------------------------------
Technology -- 15.3%
   24,970     Advanced Fibre Communications, Inc.*+                    1,000,361
   15,700     Advent Software, Inc.*                                     659,400
   18,600     Apple Computer, Inc.*+                                     533,587
   17,330     Applied Graphics Technologies, Inc.*                       792,847
    9,200     Aspect Development, Inc.*+                                 695,750
   23,900     Avid Technology, Inc.*                                     800,650
   48,800     Brightpoint Inc.*                                          707,600
   34,800     Burr-Brown Corp.*                                          730,800
   72,600     CHS Electronics Inc.*+                                   1,297,725
   41,700     CIBER Inc.*+                                             1,584,600
   11,050     Citrix Systems Inc.*                                       755,544
   22,300     Cohu, Inc.                                                 542,169
   29,400     Computer Horizons Corp.*+                                1,089,637
   26,700     Computer Task Group, Inc.                                  894,450
   20,600     Comsat Corp.                                               583,237
   15,900     Comverse Technology, Inc.*+                                824,812
   19,300     Envoy Corp.*+                                              914,337
   24,050     Information Management Resources, Inc.*                    813,191
   23,590     Keane, Inc.*+                                            1,321,040
   42,460     Legato Systems, Inc.*                                    1,655,940


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

   SHARES                             SECURITY                           VALUE
================================================================================
Technology -- 15.3% (continued)
   21,300     Lycos, Inc.*                                          $  1,605,488
   12,000     Micrel, Inc.*                                              390,000
   33,500     Network Appliance, Inc.*                                 1,304,406
   18,600     PMC-Sierra, Inc.*                                          871,875
   23,000     Park Electrochemical Corp.                                 485,875
   22,500     Policy Management Systems Corp.*                           883,125
   27,900     Sanmina Corp.*+                                          1,210,163
   21,000     Sapient Corp.*+                                          1,107,750
   23,000     Software AG Systems, Inc.*                                 672,750
   23,330     Sterling Commerce, Inc.*                                 1,131,505
   23,000     Symbol Technologies, Inc.                                  868,250
   45,800     Systems & Computer Technology Corp.*                     1,236,600
   19,900     Tech Data Corp.*                                           853,213
   10,900     Tekelec*                                                   487,775
   15,100     Visio Corp.*                                               721,025
   28,400     Vitesse Semiconductor Corp.*                               876,850
--------------------------------------------------------------------------------
                                                                      32,904,327
--------------------------------------------------------------------------------
Utilities -- 6.5%
   16,300     BEC Energy                                                 676,450
   35,100     Calenergy Co., Inc.*+                                    1,055,194
   49,740     Calpine Corp.*                                           1,004,126
   17,800     CILCORP, Inc.                                              854,400
   23,000     Connecticut Energy Corp.                                   641,125
   61,065     DPL, Inc.                                                1,106,803
   25,200     DQE, Inc.+                                                 907,200
   99,480     El Paso Electric Co.*                                      913,972
   32,200     MDU Resources Group, Inc.                                1,149,138
   20,900     New England Electric System                                903,925
   71,500     Paging Network, Inc.*                                    1,001,000
   31,100     Sierra Pacific Resources                                 1,129,319
   28,600     SkyTel Communications, Inc.*                               669,419
   36,300     Washington Gas Light Co.                                   971,025
   20,600     WinStar Communications, Inc.*+                             884,513
--------------------------------------------------------------------------------
                                                                      13,867,609
--------------------------------------------------------------------------------

              TOTAL COMMON STOCK
              (Cost -- $200,374,273)                                 209,958,583
================================================================================
WARRANTS -- 0.0%

Financial Sevices -- 0.0%
   18,200     Golden State Bancorp, Expire 1/1/01*
              (Cost -- $90,266)                                           96,687
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
U.S. TREASURY BILLS -- 0.3%

$  635,000    U.S. Treasury Bills, due 9/17/98
              (Cost -- $628,090)                                    $    628,282
================================================================================
REPURCHASE AGREEMENT -- 2.2%

4,710,000     Goldman, Sachs & Co., 5.650% due 7/1/98;
              Proceeds at maturity -- $4,710,739;
              (Fully collateralized by U.S. Treasury Notes,
              5.375% due 6/30/00; Market value -- $4,806,440)
              (Cost -- $4,710,000)                                     4,710,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $205,802,629**)                              $215,393,552
================================================================================

*     Non-income producing security.
+     A portion of the security is on loan (See Note 7).
**    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $205,802,629)                      $215,393,552
     Cash                                                                       443
     Collateral for securities on loan (Note 7)                          41,024,800
     Receivable for Fund shares sold                                      1,425,910
     Dividends and interest receivable                                      194,009
     Other assets                                                           214,505
-----------------------------------------------------------------------------------
     Total Assets                                                       258,253,219
-----------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities on loan (Note 7)                              41,024,800
    Payable for securities purchased                                        146,780
    Investment advisory fees payable                                        118,837
    Investment administrative fees payable                                   18,672
    Distribution fees payable                                                 6,583
    Payable to broker - variation margin                                      6,000
-----------------------------------------------------------------------------------
     Total Liabilities                                                   41,321,672
-----------------------------------------------------------------------------------
Total Net Assets                                                       $216,931,547
===================================================================================
NET ASSETS:
    Par value of capital shares                                        $     15,280
    Capital paid in excess of par value                                 197,575,681
    Undistributed net investment income                                      52,720
    Accumulated net realized gain on security transactions
      and futures contracts                                               9,544,179
    Net unrealized appreciation of investments and futures contracts      9,743,687
-----------------------------------------------------------------------------------
Total Net Assets                                                       $216,931,547
===================================================================================
Shares Outstanding:
    Class A                                                               3,378,857
    -------------------------------------------------------------------------------
    Class B                                                               1,614,580
    -------------------------------------------------------------------------------
    Class L                                                                 369,380
    -------------------------------------------------------------------------------
    Class Y                                                               9,917,498
    -------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                     $      14.24
    -------------------------------------------------------------------------------
    Class B *                                                          $      14.02
    -------------------------------------------------------------------------------
    Class L **                                                         $      14.01
    -------------------------------------------------------------------------------
    Class Y (and redemption price)                                     $      14.22
    -------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)  $      14.99
    -------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)  $      14.15
===================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                      $ 1,053,692
     Interest                                                           316,605
--------------------------------------------------------------------------------
     Total Investment Income                                          1,370,297
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                  639,851
     Distribution fees                                                  169,460
     Administration fees (Note 2)                                        98,439
     Registration                                                        36,548
     Shareholder and system servicing fees                               32,197
     Shareholder communications                                          12,364
     Audit and legal                                                     10,969
     Custody                                                              6,923
     Directors' fees                                                      2,472
     Other                                                                5,389
--------------------------------------------------------------------------------
     Total Expenses                                                   1,014,612
--------------------------------------------------------------------------------
Net Investment Income                                                   355,685
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)        9,437,986
       Futures contracts                                               (138,349)
--------------------------------------------------------------------------------
     Net Realized Gain                                                9,299,637
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Futures Contracts:
       Beginning of period                                            9,586,611
       End of period                                                  9,743,687
--------------------------------------------------------------------------------
Increase in Net Unrealized Appreciation                                 157,076
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         9,456,713
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 9,812,398
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                                             1998            1997
=====================================================================================================
OPERATIONS:
     Net investment income                                              $     355,685   $     172,932
     Net realized gain                                                      9,299,637       9,590,820
     Increase in net unrealized appreciation                                  157,076       5,188,816
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                 9,812,398      14,952,568
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                         --        (474,795)
     Net realized gains                                                    (2,400,236)     (7,596,619)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders             (2,400,236)     (8,071,414)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                      58,978,337     127,943,629
     Net asset value of shares issued for reinvestment of dividends           557,713       2,945,999
     Cost of shares reacquired                                            (16,214,589)    (24,484,001)+
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                   43,321,461     106,405,627
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     50,733,623     113,286,781

NET ASSETS:
     Beginning of period                                                  166,197,924      52,911,143
-----------------------------------------------------------------------------------------------------
     End of period*                                                     $ 216,931,547   $ 166,197,924
=====================================================================================================
  * Includes undistributed (overdistributed) net investment income of:  $      52,720   $    (302,965)
=====================================================================================================

+ Amount reported is net of $452,851 in redemption fees charged through December 31, 1997.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Small Cap Blend Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended. On June 23, 1997, the Fund became a diversified, open-end management investment company. Prior to that date the Fund was a non-diversified, closed-end management investment company and its shares were traded on the American Stock Exchange.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations.

Accordingly, a portion of net investment loss and accumulated net realized gains amounting to $3,218 and $8,391, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. Prior to June 23, 1997, the investment management fee paid was 0.75%. This fee is calculated daily and paid monthly.

Mutual Management Corp. ("MMC"), another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. Prior to June 23, 1997, the Fund paid an administration fee of 0.25%. This fee is calculated daily and paid monthly.

For the six months ended June 30, 1998, Smith Barney Inc. ("SB"), also a subsidiary of SSBH, was paid brokerage commissions of $11,495.

On June 12, 1998, the Fund's Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the six months ended June 30, 1998, SB received sales charges of approximately $112,000 and $2,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SB were approximately:

                                                          Class B       Class L
================================================================================
CDSCs                                                     $14,000        $1,000
================================================================================

In addition, shareholders who held shares at the time of conversion to open-end status on June 23, 1997, were subject to a 2.00% redemption fee until the end of 1997. For the year ended December 31, 1997, redemption fees paid to the Fund were $452,851 for Class A shares.

Pursuant to a Distribution Plan, which became effective on June 23, 1997, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended June 30, 1998, total Distribution Plan fees were as follows:

                                             Class A       Class B      Class L
================================================================================
Distribution Plan Fees                       $57,917       $91,201      $20,342
================================================================================

All officers and two directors of the Fund are employees of SB.

3. Investments

For the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $173,282,181
--------------------------------------------------------------------------------
Sales                                                              132,598,915
================================================================================

At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $17,208,387
Gross unrealized depreciation                                        (7,617,464)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 9,590,923
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1998, the Fund had the following open futures contracts:

                       # of                     Basis       Market    Unrealized
Purchased Contracts  Contracts  Expiration      Value        Value       Gain
================================================================================
Mid Cap 400             40         9/98      $7,139,236   $7,292,000   $152,764
================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Fund had no open purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1998, the Fund loaned common stocks having a value of $39,861,604 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Repurchase Agreements:
  Goldman, Sachs & Co. 6.250% due 7/1/98                              $4,673,182
  Morgan Stanley, 6.250% due 7/1/98                                    4,841,916

Time Deposits:
  Banque Paribas, 6.500% due 7/1/98                                    9,162,396
  Deutsche, 7.000% due 7/1/98                                          7,449,102
  Svenska Handelbank Euro, 6.500% due 7/1/98                           7,449,102
  Toronto Dominion Euro, 6.250 due 7/1/98                              7,449,102
--------------------------------------------------------------------------------
Total                                                                $41,024,800
================================================================================


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At June 30, 1998, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                          Class A        Class B        Class L       Class Y
================================================================================
Total Paid-in Capital   $36,352,526    $22,828,038    $5,123,969   $133,286,428
================================================================================

Transactions in shares of each class were as follows:

                                         Six Months Ended                     Year Ended
                                          June 30, 1998                   December 31, 1997+
                                     -------------------------       ----------------------------
                                     Shares          Amount           Shares            Amount
=================================================================================================
Class A
Shares sold                          902,958      $ 12,949,857         674,438      $   9,600,636
Shares issued on reinvestment         18,612           260,569         158,633          2,101,518
Shares redeemed                     (909,150)      (12,836,220)     (1,767,584)       (23,585,099)++
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)               12,420      $    374,206        (934,513)     $ (11,882,945)
=================================================================================================
Class B
Shares sold                          874,032      $ 12,300,808         908,111      $  12,937,997
Shares issued on reinvestment         17,912           246,832          57,663            755,966
Shares redeemed                     (215,975)       (3,039,469)        (27,163)          (374,336)
-------------------------------------------------------------------------------------------------
Net Increase                         675,969      $  9,508,171         938,611      $  13,319,627
=================================================================================================
Class L*
Shares sold                          169,205      $  2,403,528         241,885      $   3,361,719
Shares issued on reinvestment          3,651            50,312           6,752             88,515
Shares redeemed                      (23,658)         (338,900)        (28,455)          (441,253)
-------------------------------------------------------------------------------------------------
Net Increase                         149,198      $  2,114,940         220,182      $   3,008,981
=================================================================================================
Class Y
Shares sold                        2,251,631      $ 31,324,144       7,672,217      $ 102,043,277
Shares issued on reinvestment             --                --              --                 --
Shares redeemed                           --                --          (6,350)           (83,313)
-------------------------------------------------------------------------------------------------
Net Increase                       2,251,631      $ 31,324,144       7,665,867      $ 101,959,964
=================================================================================================

+ For Class A, transactions are for the period from June 23, 1997 (date of conversion to an open-end fund) to December 31, 1997. For Class B, L and Y, transactions are for the period from inception to December 31, 1997. Inception dates for Class B, L and Y are June 25, 1997, June 24, 1997 and October 17, 1997, respectively.
++ Amount reported is net of $452,851 in redemption fees charged through December 31, 1997.
*     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class A Shares(1)                           1998(2)       1997       1996       1995       1994       1993
===========================================================================================================
Net Asset Value, Beginning of Period       $ 13.68      $ 12.30    $ 12.15    $ 11.78    $ 12.50    $ 11.49
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.01         0.04       0.05       0.11       0.05       0.01
  Net realized and unrealized gain (loss)     0.71         3.23       2.14       2.31      (0.63)      1.01
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.72         3.27       2.19       2.42      (0.58)      1.02
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --        (0.04)     (0.04)     (0.11)     (0.05)     (0.01)
  Net realized gains                         (0.16)       (1.98)     (2.00)     (1.94)     (0.09)        --
-----------------------------------------------------------------------------------------------------------
Total Distributions                          (0.16)       (2.02)     (2.04)     (2.05)     (0.14)     (0.01)
-----------------------------------------------------------------------------------------------------------
Redemption Fee(3)                               --         0.13         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 14.24      $ 13.68    $ 12.30    $ 12.15    $ 11.78    $ 12.50
-----------------------------------------------------------------------------------------------------------
Total Return                                  5.27%++     28.25%     20.56%     18.90%     (4.36)%     8.90%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $48,119      $46,036    $52,911    $52,546    $51,641    $54,809
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.14%+       1.21%      1.21%      1.22%      1.22%      1.24%
  Net investment income                       0.24+        0.24       0.43       0.84       0.43       0.08
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         70%         140%       151%       177%        45%        87%
-----------------------------------------------------------------------------------------------------------
Average commissions per share paid
  on equity transactions(4)                $  0.05      $  0.05    $  0.05    $  0.05         --         --
===========================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.

(2)   For the six months ended June 30, 1998 (unaudited).

(3) Amount relates to a redemption fee which was in effect through December 31, 1997.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

                                         Class B Shares             Class L Shares(1)            Class Y Shares
                                         --------------             -----------------            --------------
                                      1998(2)       1997(3)       1998(2)       1997(4)       1998(2)       1997(5)
===================================================================================================================
Net Asset Value,
  Beginning of Period                $  13.52      $  13.34      $  13.51      $  13.24      $  13.63      $  13.87
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)          (0.03)        (0.01)        (0.03)        (0.01)         0.05          0.01
  Net realized and
    unrealized gain (loss)               0.69          2.18          0.69          2.27          0.70         (0.21)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.66          2.17          0.66          2.26          0.75         (0.20)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    --         (0.01)           --         (0.01)           --         (0.04)
  Net realized gains                    (0.16)        (1.98)        (0.16)        (1.98)        (0.16)           --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                     (0.16)        (1.99)        (0.16)        (1.99)        (0.16)        (0.04)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $  14.02      $  13.52      $  14.01      $  13.51      $  14.22      $  13.63
-------------------------------------------------------------------------------------------------------------------
Total Return++                           4.89%        16.73%         4.89%        17.53%         5.51%        (1.42)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $ 22,635      $ 12,685      $  5,175      $  2,974      $141,003      $104,503
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                               1.90%         1.99%         1.90%         2.00%         0.84%         1.11%
  Net investment income (loss)          (0.49)        (0.26)        (0.49)        (0.26)         0.55          0.58
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    70%          140%           70%          140%           70%          140%
-------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions        $   0.05      $   0.05      $   0.05      $   0.05      $   0.05      $   0.05
===================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended June 30, 1998 (unaudited).
(3)   For the period from June 25, 1997 (inception date) to December 31, 1997.
(4)   For the period from June 24, 1997 (inception date) to December 31, 1997.
(5)   For the period from October 17, 1997 (inception date) to December 31,
      1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.    To elect Directors of the Fund; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                          Shares Voted       Percentage      Shares Voted     Percentage
Name of Directors              For          Shares Voted        Against      Shares Voted
=========================================================================================
Donald R. Foley           8,077,691.911        97.588%        199,657.158        2.412%
Paul Hardin               8,101,363.688        97.874         175,985.401        2.126
Heath B. McLendon         8,106,017.405        97.930         171,331.664        2.070
Roderick C. Rasmussen     8,082,931.671        97.651         194,417.398        2.349
Bruce D. Sargent          8,107,263.505        97.945         170,085.564        2.055
John P. Toolan            8,088,314.370        97.716         189,034.699        2.284
=========================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
   M    Diversification                                             Approved
--------------------------------------------------------------------------------
   M    Senior Securities                                           Approved
--------------------------------------------------------------------------------
   M    Industry Concentration                                      Approved
--------------------------------------------------------------------------------
   M    Borrowing                                                   Approved
--------------------------------------------------------------------------------
   E    Ability to Pledge Assets                                    Approved
--------------------------------------------------------------------------------
   M    Lending                                                     Approved
--------------------------------------------------------------------------------
   M    Underwriting of Securities                                  Approved
--------------------------------------------------------------------------------
   R    Margin and Short-Sales                                      Approved
--------------------------------------------------------------------------------
   M    Real Estate                                                 Approved
--------------------------------------------------------------------------------
   R    Exercising Control or Management                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

     Shares      Percentage     Shares     Percentage                 Percentage
      Voted       of Shares      Voted      of Shares     Shares       of Shares
       For          Voted       Against       Voted     Abstaining     Abstained
================================================================================
  7,463,739.932    92.634%    130,011.569    1.613%     463,499.568     5.730%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       23

                      [This page intentionally left blank]

Smith Barney
Small Cap Blend
Fund, Inc.

Directors

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Travelers Investment Management Company

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Small Cap Blend Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY

            A Member of TravelersGroup[LOGO]

Smith Barney
Small Cap Blend Fund, Inc.
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD01319 8/98